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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 20, 2005
                                ----------------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)

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
         CONNECTICUT                          1-2958                  06-0397030
-------------------------------      ------------------------     -------------------
(State or other jurisdiction of      (Commission File Number)        (IRS Employer
incorporation or organization)                                    Identification No.)
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             584 Derby Milford Road, Orange, Connecticut 06477-4024
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition.

On January 20, 2005, Hubbell Incorporated (the "Company") reported net income of $47.8 million and diluted earnings of $0.77 per share for the fourth quarter of 2004, as compared to net income of $34.8 million or $0.57 diluted earnings per share for the fourth quarter of 2003. The Company also reported net income of $154.7 million and diluted earnings of $2.51 per share for the full year ended December 31, 2004, as compared to net income of $115.1 million or $1.91 diluted earnings per share for the full year ended December 31, 2003.

      A copy of the January 20, 2005 press release is attached hereto as an Exhibit 99.1.

      INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS -- Certain of the statements contained in this report and the exhibit attached hereto, including, without limitation, statements as to management's good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUBBELL INCORPORATED

                                     By:  /s/ Gregory F. Covino
                                          -----------------------
                                          Name: Gregory F. Covino
                                          Title: Interim Chief Financial Officer

Date: January 20, 2005

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                    DOCUMENT DESCRIPTION
99.1 Press Release dated January 20, 2005 pertaining to the financial results of the Company for the fourth quarter and year ended December 31, 2004.
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